UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 14, 2013

(Date of Report - Date of earliest event reported on)

Vermont	000-16435	03-0284070
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Derby Road, Derby, Vermont	05829
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number: (802) 334-7915

Not Applicable
(Former name, former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 203.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The following matters were submitted to a vote of security holders, at the Annual Meeting of Shareholders of Community Bancorp. on May 14, 2013:

Proposal 1.	To elect four incumbent directors to serve until the Annual Meeting of Shareholders in 2016;

Proposal 2.	To elect one director to serve until the Annual Meeting of Shareholders in 2015;

Proposal 3.	Advisory (non-binding) “say on pay” vote to approve executive compensation;

Proposal 4.	Advisory (non-binding) vote on the frequency of future advisory “say on pay” votes;

Proposal 5.	To ratify the selection of the independent registered public accounting firm of BerryDunn as the Corporation’s external auditors for the fiscal year ending December 31, 2013.

As of March 12, 2013, the record date for the Annual Meeting, there were 4,810,734 shares of the Company’s $2.50 par value common stock outstanding, and each share was entitled to one vote on all matters submitted to the shareholders for vote at the meeting.

The vote results are as follows:

			AUTHORITY
			WITHHELD/	BROKER
MATTER	FOR	AGAINST	ABSTAIN	NON-VOTE
Proposal 1. Election of Incumbent Directors:
Charles W. Bucknam, Jr.	2,486,733	N/A	169,728	570,073
Stephen P. Marsh	2,646,933	N/A	3,945	570,073
Peter J. Murphy	2,618,633	N/A	32,245	570,073
Frederic Oeschger	2,632,930	N/A	17,948	570,073

Proposal 2. Election of One Director:
Kathryn M. Austin	2,611,511	N/A	39,367	570,073

Proposal 3. Advisory (non-binding) “say on pay” vote to approve executive compensation:	2,319,555	150,739	186,167	570,073

	THREE	TWO	ONE		BROKER
	YEARS	YEARS	YEAR	ABSTAIN	NON-VOTE
Proposal 4. Advisory (non-binding) vote on the frequency of future advisory “say on pay” votes:	1,919,013	105,404	469,203	162,841	570,073

			AUTHORITY
			WITHHELD/	BROKER
	FOR	AGAINST	ABSTAIN	NON-VOTE
Proposal 5 Selection of External Auditors:
BerryDunn	3,152,056	33,275	41,203	-0-

In accordance with section 3.02 of the Company’s Bylaws, each of the directors was elected, having received the affirmative vote of at least a majority of the shares represented at the meeting and entitled to vote.  Proposals 3 and 5 were approved, with more votes cast "FOR" than "AGAINST" each such proposal, and a frequency of three years on Proposal 4 was approved by plurality vote.

As reported in the Company's proxy materials for the annual meeting, the Board of Directors recommended to the shareholders a three year frequency for the periodic advisory shareholder vote on executive compensation.  In light of the shareholder vote at the annual meeting concurring with the Board's recommendation, the Board intends to conduct future advisory shareholder votes on executive compensation once every three years, until the next required vote on the frequency of advisory shareholder votes on executive compensation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP.

DATED: May 14, 2013	By:	/s/ Stephen P. Marsh
Stephen P. Marsh, Chairman,
President & Chief Executive Officer

3